UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2024

Daimler Trucks Retail Trust 2024-1
(Exact name of Issuing Entity as specified in its charter)
Central Index Key Number of Issuing Entity: 0002015976

Daimler Trucks Retail Receivables LLC
(Exact name of Depositor as specified in its charter)
Central Index Key Number of Depositor: 0001893766

Daimler Truck Financial Services USA LLC
(Exact name of Sponsor as specified in its charter)
Central Index Key Number of Sponsor:  0001892832

State of Delaware	333-261321-03	99-6330542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14372 Heritage Parkway Fort Worth, Texas	76177
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 991-1115

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

☐
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company ☐
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 — Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the Asset Backed Notes (the “Notes”) to be issued by Daimler Trucks Retail Trust 2024-1 (the “Issuer”) and the $636,950,000 principal amount of Notes offered pursuant to the Prospectus dated April 15, 2024, Daimler Trucks Retail Receivables LLC (“Daimler Trucks Retail Receivables”) and Daimler Truck Financial Services USA LLC (“DTFS USA”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Scotia Capital (USA) Inc. and Deutsche Bank Securities Inc., as representatives of the several underwriters.  A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K.

Section 8 — Other Events

Item 8.01.	Other Events.

In connection with the issuance of the Notes, the Issuer and/or Daimler Trucks Retail Receivables intend to enter into at closing the agreements listed below in Item 9.01 and attached as Exhibits 4.1, 4.2, 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K.  These agreements, the forms of which were filed as exhibits to Daimler Trucks Retail Receivables’ registration statement on Form SF-3 (no. 333-261321), are being filed on this Current Report on Form 8-K to satisfy the requirements of Item 1100(f) of Regulation AB.

In connection with the offering of the offered Notes, the chief executive officer of Daimler Trucks Retail Receivables has made the certifications required by Paragraph I.B.1(a) of Form SF-3, which certifications are attached as Exhibit 36.1 to this Current Report on Form 8-K.  The certification is being filed on this Current Report on Form 8-K to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Not applicable.

(d)   Exhibits:

2

1.1
Underwriting Agreement, dated April 15, 2024, among Daimler Trucks Retail Receivables, DTFS USA and J.P. Morgan Securities LLC, Scotia Capital (USA) Inc. and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of April 1, 2024, between the Issuer and U.S. Bank Trust Company, National Association, as indenture trustee (the “Indenture Trustee”).

4.2	Amended and Restated Trust Agreement, dated as of April 1, 2024, between Daimler Trucks Retail Receivables and Wilmington Trust, National Association, as owner trustee.

10.1
Sale and Servicing Agreement, dated as of April 1, 2024, among the Issuer, Daimler Trucks Retail Receivables and DTFS USA, as seller (in such capacity, the “Seller”) and servicer (in such capacity, the “Servicer”).

10.2	Receivables Purchase Agreement, dated as of April 1, 2024, between the Seller and Daimler Trucks Retail Receivables, as purchaser.

10.3	Administration Agreement, dated as of April 1, 2024, among the Issuer, DTFS USA, as administrator (the “Administrator”), Daimler Trucks Retail Receivables and the Indenture Trustee.

10.4	Asset Representations Review Agreement, dated as of April 1, 2024, among the Issuer, the Administrator, the Servicer and Clayton Fixed Income Services LLC, as asset representations reviewer.

36.1	Depositor Certification for shelf offerings of asset-backed securities.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAIMLER TRUCKS RETAIL RECEIVABLES
LLC, as Depositor

	By:	/s/ Stephen Hathaway
Stephen Hathaway
Vice President

Date: April 17, 2024